SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short-Term Municipal Bond Fund
Effective November 19, 2021, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2014.
Patrick Gallagher, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2021.
Please Retain This Supplement for Future Reference
November 18, 2021
PROSTKR21-82